UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2024

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2024, iCAD, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the adoption of the Company’s 2024 Omnibus Equity Incentive Plan (the “Plan”).

A description of the material terms of the Plan is set forth under the heading “Proposal II —To Approve the Company’s 2024 Omnibus Equity Incentive Plan” in the proxy statement filed with the Securities and Exchange Commission on April 29, 2024, which description is hereby incorporated into this Item 5.02 by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The total number of shares entitled to vote at the Meeting was 26,367,775 and there were present at the Meeting, in person or by proxy, 19,223,699 shares, which constituted a quorum for the Meeting.

At the Meeting, the stockholders voted:

(1) to elect Dana Brown, Dr. Rakesh Patel, Andy Sassine, Dr. Susan Wood, Dr. Hedvig Hricak, and Michael Doyle to the board of directors of the Company until the next annual meeting of stockholders;

(2) to approve the Company’s 2024 Omnibus Equity Incentive Plan;

(3) to approve, by non-binding advisory vote, the resolution approving named executive officer compensation;

(4) To approve, by non-binding advisory vote, the preferred frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation; and

(5) to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2024.

The final results of the stockholder votes at the Meeting are set forth below:

Proposal 1: Approve the Election of the Following Individuals as Directors of the Company:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
(1) Dana Brown	9,389,401	312,849	9,521,449
(2) Dr. Rakesh Patel	8,814,877	887,373	9,521,449
(3) Andy Sassine	9,347,762	354,488	9,521,449
(4) Dr. Susan Wood	9,377,757	324,493	9,521,449
(5)Dr. Hedvig Hricak	9,548,164	154,086	9,521,449
(6)Michael Doyle	9,390,889	311,361	9,521,449

Proposal 2: Approve the Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,951,383	685,217	65,650	9,521,449

Proposal 3: Approve, by Non-Binding Advisory Vote, the Resolution to Approve Named Executive Officer Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,085,003	532,716	84,531	9,521,449

Proposal 4: Approve, by Non-Binding Advisory Vote, the Preferred Frequency of Future Non-Binding Advisory Votes on Resolutions Approving Future Named Executive Officer Compensation:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
9,188,765	181,413	121,135	210,937	9,521,449

In accordance with the voting results on this proposal which sets forth the preference of a majority of the Company’s stockholders, the board of directors has determined that the Company shall hold an advisory vote on executive compensation every year until the next say-on-frequency vote.

Proposal 5: Ratify the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,277,427	840,844	105,428	N/A

Item 9.01	Financial Statements and exhibit

(d) Exhibits

10.1	iCAD, Inc. 2024 Omnibus Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC.

By:	/s/ Dana Brown
Dana Brown Chief Executive Officer and President

Date: June 14, 2024